SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 AMENDMENT NO. 1


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): AUGUST 31, 2000

                          LIGHTTOUCH VEIN & LASER, INC.
             (Exact name of registrant as specified in its charter)


          414 GLENWOOD AVENUE, SUITE 105, RALEIGH, NORTH CAROLINA 27063
               (Address of principal executive offices) (Zip Code)

                                 (919) 424-3900
               Registrant's telephone number, including area code

                  10663 MONTGOMERY ROAD, CINCINNATI, OHIO 45242
          (Former name or former address, if changed since last report)










Exhibit index on consecutive page 3

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         See the disclosure in Item 5 below.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         See the disclosure in Item 5 below.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not Applicable.

ITEM 5.  OTHER EVENTS

         On August 31, 2000, the registrant closed its acquisition of Vanishing Point, Inc., a privately-held Delaware corporation ("Vanishing Point"), pursuant to the terms of a Merger Agreement and Plan of Reorganization dated August 15, 2000 (the "Merger Agreement"). Vanishing Point was merged into a corporation formed by the registrant for the purpose of effecting the acquisition and is now a wholly-owned subsidiary of the registrant.

         The registrant has issued 8,576,589 shares of its common stock to the shareholders of Vanishing Point and outstanding options and warrants to purchase Vanishing Point stock are to become options and warrants to purchase 3,919,517 shares of the registrant's common stock. In addition, 1,086,618 shares were issued to Venture Strategy Partners, LP. There are now 18,936,539 shares of common stock of the registrant issued and outstanding.

         The registrant's management now consists of designees from both the registrant and Vanishing Point:

              Gregory F. Martini        -    Chairman, Co-President and Co-Chief
                                             Executive Officer, Director
              Melisse Shaban            -    Co-President and Co-Chief Executive
                                             Officer, Director
              Glen Shipley              -    Chief Financial Officer
              Wayne Perrone             -    Chief Operating Officer
              Halley Faust, M.D.        -    Director
              Joanna Rees Gallanter     -    Director

              [One director to be designated by Plymouth Partners, L.P., a shareholder of the registrant]

         Effective September 1, 2000, the chief executive offices of the registrant, except the offices of Gregory F. Martini, are located at the facilities of Vanishing Point in Raleigh, North Carolina. The registrant will enter into employment agreements with Melisse Shaban, Glen Shipley, and Gregory Martini by November 29, 2000.

         Vanishing Point, formed in January 1997, offers proprietary skin care products and aesthetic services, such as hair removal, cellulite massage, and dermabrasion. It has six retail studio locations in New York, California, and Florida.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial statements of businesses acquired:  To be filed by amendment

     (b) Pro forma financial information:  To be filed by amendment

     (c) Exhibits

         REGULATION                                              CONSECUTIVE
         S-K NUMBER                                              PAGE NUMBER
            2.1    Merger Agreement and Plan of Reorganization
                   dated August 15, 2000(1)<F1>                         N/A
           10.1    Form of Voting Agreement(1)<F1>                      N/A

           --------------

           (1)<F1>  Filed previously

ITEM 8...CHANGE IN FISCAL YEAR

         Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LIGHTTOUCH VEIN & LASER, INC.


September 5, 2000                      By: /S/ GREGORY F. MARTINI
                                          -------------------------------------
                                          Gregory F. Martini, President